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                               EXHIBIT 10.24


                     FIRST AMENDMENT AND LIMITED WAIVER
                             TO CREDIT AGREEMENT


          This FIRST AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this "Amendment") is dated as of August 4, 1995 and entered into by and among National Education Corporation, a Delaware corporation (the "Borrower"), the Bank listed on the signature pages hereof (the "Bank"), and Bankers Trust Company, as agent for the Bank (the "Agent") and, for purposes of Sections 3 and 4 hereof, the Subsidiaries of the Borrower listed on the signature pages hereof, and is made with reference to that certain Amended and Restated Credit Agreement dated as of February 28, 1995 by and among the Borrower, the Bank and the Agent (the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                  RECITALS

          WHEREAS, the Borrower and the Bank have agreed, upon the terms and conditions set forth herein, that certain terms and conditions of the Credit Agreement should be amended; and

          WHEREAS, each of the Subsidiaries of the Borrower party to the Subsidiary Guaranty ("Subsidiary Guarantors") or the Subordination Agreement ("Subordinated Subsidiaries") desires to acknowledge and consent to this Amendment and to reaffirm the continuing effectiveness of the Subsidiary Guaranty or the Subordination Agreement, as the case may be;

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

          Section 1.  AMENDMENTS TO THE CREDIT AGREEMENT

          1.1  Amendment to Section 1.01:  Defined Terms.

          Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following defined terms in the appropriate alphabetical order:

          "`1995 Charges' shall mean the charges, in an aggregate amount not exceeding $77,820,000 to be taken by the Borrower against its income in its 1995 fiscal year as the result of the restructuring of the operations of NETG and Borrower (National Education Corporation corporate), which shall result in charges not exceeding $30,300,000, and certain write-offs of goodwill in an amount not exceeding $47,520,000. 1995 Charges shall not, however, include any Second Quarter Charges."







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          "`Second Quarter Charges' shall mean operating charges in an aggregate amount not exceeding $3,100,000 to be taken by the Borrower against its income in the second quarter of its 1995 fiscal year in relation to the operations of NETG and its Subsidiaries."

          1.2 Amendments to Section 8.09: Ratio of Liabilities to Net Worth. Section 8.09 of the Credit Agreement is hereby amended by deleting the proviso therefrom in its entirety and substituting the following proviso therefor:

          "provided that, for purposes of this Section, (a) any addition to the equity capital of the Borrower resulting from the conversion of the Convertible Notes shall be deemed to constitute Indebtedness for the purposes of determining Consolidated Liabilities and Adjusted Consolidated Net Worth, (b) all liabilities that are attributable only to Ed Centers Discontinued Operations shall be disregarded in determining Consolidated Liabilities, (c) all additions to (or deductions from) Adjusted Consolidated Net Worth that would result from any net income (or net loss, other than the Ed Centers Charge) accruing on or after April 1, 1994, that is attributable solely to Ed Centers Discontinued Operations shall be disregarded in determining Adjusted Consolidated Net Worth, and (d) to the extent Adjusted Consolidated Net Worth would be reduced by any amount as the result of the 1995 Charges or any Second Quarter Charges, the amount of such reduction shall be disregarded in determining Adjusted Consolidated Net Worth"

          1.3  Amendments to Section 8.10(a):  Minimum Consolidated EBITDA.
Section 8.10(a) of the Credit Agreement is hereby amended by deleting the proviso therefrom in its entirety and substituting the following proviso therefor:

          "provided that, for purposes of this Section, (a) all income, interest expense, depreciation expense, tax expense, amortization expense, non-cash gains or losses, minority interests, and income (or losses) accruing on or after April 1, 1994, that are attributable only to Ed Centers Discontinued Operations shall be disregarded in determining Consolidated EBITDA, (b) all 1995 Charges shall be disregarded in determining Consolidated EBITDA, and (c) all Second Quarter Charges shall be disregarded in determining EBITDA for the four quarter period ending as of the last day of the second quarter of the Borrower's 1995 fiscal year"


          1.4  Amendments to Section 8.11:  Minimum Consolidated Net Worth.
Section 8.11 of the Credit Agreement is hereby amended by deleting the proviso therefrom and substituting the following proviso therefor:









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          "provided that, for purposes of this Section, (a) any addition to the equity capital of the Borrower resulting from the conversion of the Convertible Notes shall be deemed to constitute Indebtedness for the purposes of determining Adjusted Consolidated Net Worth,
          (b) any addition to (or deduction from) Adjusted Consolidated Net Worth that would result from any net income (or net loss, other than the Ed Centers Charge) accruing on or after April 1, 1994, that is attributable only to Ed Centers Discontinued Operations shall be disregarded in determining Adjusted Consolidated Net Worth, and (c) to the extent Adjusted Consolidated Net Worth would be reduced by any amount as the result of the 1995 Charges or Second Quarter Charges, the amount of such reduction shall be disregarded in determining Adjusted Consolidated Net Worth"

          1.5  Amendments to Section 8.12:  Fixed Charge Coverage Ratio.
Section 8.12 of the Credit Agreement is hereby amended by deleting the proviso therefrom and substituting the following proviso therefor:

          "provided that for the purposes of this Section, (a) all income, interest expense, depreciation expense, tax expense, depreciation expense, amortization expense, non-cash gains or losses, minority interests, and income (or losses) accruing on or after April 1, 1994, that are attributable only to Ed Centers Discontinued Operations shall be disregarded in determining Consolidated EBITDA of the Borrower and its Subsidiaries, (b) all 1995 Charges shall be disregarded in determining Consolidated EBITDA of the Borrower and its Subsidiaries, (c) all Second Quarter Charges shall be disregarded in determining Consolidated EBITDA of the Borrower and its Subsidiaries for the four quarter period ending on the last day of the second quarter of the Borrower's 1995 fiscal year, (d) all lease payments made on or after April 1, 1994, that are attributable only to Ed Centers Discontinued Operations shall be disregarded in determining lease payments of the Borrower and its Subsidiaries, and (e) all Consolidated Fixed Charges accruing on or after April 1, 1994, that are attributable only to Ed Centers Discontinued Operations shall be disregarded in determining Consolidated Fixed Charges of the Borrower and its Subsidiaries"

          1.6  Amendments to Schedule II:  Material Adverse Changes.
Schedule II to the Credit Agreement is hereby amended by adding the following paragraph at the bottom thereof:

          "The Borrower may take a charges not exceeding $80,920,000 in the aggregate in its 1995 fiscal year in connection with the restructuring of NETG and the Borrower (National Education Corporation corporate), the write-off of certain good will shown on the books of the Borrower and certain operational charges arising from the operations of NETG."








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          Section 2.  LIMITED WAIVER OF SECTION 4.01(c) THE CREDIT AGREEMENT

          Agent and the Bank hereby waive the Borrower's compliance with
Section 4.01(c) of the Credit Agreement to the extent and only the extent necessary to permit the Borrower to delay prepaying the Loans with any Cash Proceeds received from Career Education Corp. in partial payment of the purchase price for two schools being sold by the Borrower until the earlier of the date such sale is completed or October 31, 1995.

          The foregoing waiver shall be limited exactly as written, and, without limiting the generality of the foregoing, such waiver shall not be construed or deemed a waiver of the Borrower's compliance with any other Section of the Credit Agreement or of the Borrower's compliance with Section 4.01(c) with respect to any other Asset Sale.

          Section 3.  REPRESENTATIONS AND WARRANTIES

          In order to induce the Bank to enter into this Amendment and to amend the provisions of the Credit Agreement in the manner provided herein, the Borrower, and each Subsidiary party to the Subsidiary Guaranty and/or the Subordination Agreement with respect to itself only, represents and warrants to the Bank that the following statements are true, correct and complete:

          A. Corporate Power and Authority. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").
Each such Subsidiary has all requisite corporate power and authority to enter into this Amendment and to be bound hereby.

          B. Authorization of Agreements. The execution and delivery of this Amendment by the Borrower and each such Subsidiary and the performance of the Amended Agreement by the Borrower have been duly authorized by all necessary corporate action by the Borrower and each such Subsidiary, as the case may be.

          C. No Conflict. The execution and delivery by the Borrower and each such Subsidiary of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not (i) violate any provision of any law, rule or regulation applicable to the Borrower or any of its Subsidiaries, the Certificate of Incorporation or Bylaws of the Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under, or require the consent of any Person under, any mortgage, deed of trust, credit agreement, loan agreement or any other agreement contract or instrument to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) result in or require the creation or imposition of any Lien upon any of their properties or assets.





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          D.   Governmental Consents.  The execution and delivery by the
Borrower and each such Subsidiary of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body or other Person.

          E. Binding Obligation. This Amendment and, in the case of the Borrower, the Amended Agreement, are the legally valid and binding obligation(s) of the Borrower and each such Subsidiary, enforceable against the Borrower or such Subsidiary in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 6 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

          G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment which would constitute an Event of Default or a Default.

          Section 4.  ACKNOWLEDGEMENT AND CONSENT

          Each of the undersigned Subsidiaries of the Borrower acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each of the undersigned Subsidiary Guarantors hereby confirms that the Subsidiary Guaranty will continue to guaranty to the fullest extent possible the payment and performance of all Guarantied Obligations (as defined in the Subsidiary Guaranty), including, without limitation, the payment and performance of all Obligations of the Borrower now or hereafter existing under or in respect of the Amended Agreement. Each of the undersigned Subordinated Subsidiaries hereby confirms that the Subordination Agreement will continue to subordinate the Subordinated Debt (as defined in the Subordination Agreement) to Senior Obligations (as defined in the Subordination Agreement), including, without limitation, all obligations of the Borrower now or hereafter existing to make payments under or in respect of the Amended Agreement.












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          Each Subsidiary Guarantor acknowledges and agrees that the
Subsidiary Guaranty shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution or effectiveness of this Amendment. Each Subsidiary Guarantor represents and warrants that all representations and warranties contained in the Subsidiary Guaranty are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

          Each Subordinated Subsidiary acknowledges and agrees that the Subordination Agreement shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution or effectiveness of this Amendment. Each Subordinated Subsidiary represents and warrants that all representations and warranties contained in the Subordination Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

          Each of the undersigned Subsidiaries of the Borrower acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of any such Subsidiary to any future amendments to the Credit Agreement.

          Section 5.  MISCELLANEOUS

          A. Reference to and Effect on the Credit Agreement and the Other Credit Documents.

               (i) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

              (ii) Except as specifically amended or modified by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.







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             (iii)  The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Bank under, the Credit Agreement or any of the other Credit Documents.

          B. Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses as described in subsection 11.01 of the Credit Agreement incurred by the Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

          C. Execution in Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

          D. Effectiveness. This Amendment shall become effective as of the date hereof upon the execution of a counterpart hereof by the Borrower, each Subsidiary of the Borrower party to the Subsidiary Guaranty or the Subordination Agreement and the Bank and the delivery of such counterparts to the Agent.

          E. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          F. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written by their respective officers thereunto duly authorized.

     NATIONAL EDUCATION CORPORATION



     By: __________________________
     Title: _______________________


     NETG HOLDING, INC.
     NATIONAL EDUCATION TRAINING
       GROUP, INC.,
     SPECTRUM INTERACTIVE
       INCORPORATED
          NATIONAL EDUCATION CENTERS, INC.
     ICS LEARNING SYSTEMS, INC.
     INTERNATIONAL CORRESPONDENCE
       SCHOOLS, INC.,
     as the    Subsidiary Guarantors



     By: __________________________
     Title: _______________________


     NATIONAL EDUCATION INTERNATIONAL
       CORP.
     NATIONAL EDUCATION CREDIT
       CORPORATION
     NATIONAL EDUCATION FOREIGN SALES
       CORP.
     NATIONAL EDUCATION PAYROLL CORP.
     NATIONAL EDUCATION CENTERS, INC.
     ICS LEARNING SYSTEMS, INC.
          NETG HOLDING, INC.,
          as the Subordinated Subsidiaries



     By: __________________________
     Title: _______________________



     BANKERS TRUST COMPANY, as the Bank and as the Agent



     By: ___________________________
     Title: ________________________


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